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                           THE VANGUARD GROUP /(R)/]


                      VANGUARD (R) MORGAN(TM) GROWTH FUND

SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 27, 2006
Fund Manager Effective December 31, 2006, Robert D. Rands will retire as Senior Vice President and Equity Portfolio Manager of Wellington Management Company,
LLP (Wellington Management), and will no longer manage assets for Vanguard Morgan Growth Fund. Mr. Rands currently comanages the Wellington Management portion of the Fund with Paul E. Marrkand. Mr. Marrkand, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has managed stock portfolios since 1999 and has comanaged the Fund since 2005. Mr. Marrkand received his B.S. from Bentley College and his M.B.A. from Babson College.
     Following Mr. Rands' retirement, Mr. Marrkand is expected to become lead manager of the Wellington Management portion of the Fund.








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